Related-Party Transactions	9 Months Ended	12 Months Ended
	Oct. 27, 2012	Jan. 28, 2012
Related-Party Transactions

(8) Related-Party Transactions

During the thirteen weeks ended October 29, 2011 and October 27, 2012, the Company incurred fees of $80 and $574, respectively, related to services provided by certain shareholders and professional service firms for which certain shareholders are partners. Fees related to the thirteen weeks ended October 27, 2012 were primarily IPO-related fees.

During the thirty-nine weeks ended October 29, 2011 and October 27, 2012, the Company incurred fees of $301 and $3,312, respectively, related to services provided by certain shareholders and professional service firms for which certain shareholders are partners. Fees related to the thirty-nine weeks ended October 27, 2012 were primarily IPO-related fees.

(8) Related-Party Transactions

During Fiscal 2009, the Company extended a loan of $250 to an officer. The loan accrued interest at 4.11% and was payable on an annual basis with the first interest payment due on March 1, 2011. The loan required mandatory prepayments of the full principal amount and unpaid accrued interest upon the occurrence of certain events as defined in the related agreement. The loan was collateralized by a pledge of common stock of the Company owned by the officer. On October 13, 2010, the principal of $250 and interest was paid in full. Interest income recognized on this loan totaled $8.

During the first six months of Fiscal 2009, the Executive Chairman of the Board of the Company provided his services to the Company on a full-time basis without receiving cash compensation. Beginning in August 2009, the Executive Chairman of the Board of the Company started to receive compensation for such services.

During Fiscal 2009, Fiscal 2010 and Fiscal 2011, the Company incurred fees of $247, $1,759 and $479, respectively, related to services provided by certain shareholders and professional service firms for which certain shareholders are partners.